Item 1: Report to Shareholders

International Discovery Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

International small-cap stocks continued to register solid gains over the past six months, once again outpacing large-caps. Performance was strong despite a pullback during the past two months as investors grew cautious in the face of high energy prices and concerns that the global economy could be slowing. The U.S. dollar fell against most major currencies, aiding returns for dollar-based investors.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
International Discovery Fund	11.51%	16.07%
MSCI EAFE Small Cap Index *	13.66	19.71
S&P/Citigroup Non-U.S.
Extended Market Index	13.51	21.69
Lipper International Small/
Mid-Cap Growth Funds Average	12.95	17.36
* Principal return only
Please see the fund’s quarter-end returns following this letter.

We are pleased to report another period of strong absolute returns as the fund gained 11.51% for the six months ended April 30, 2005, and 16.07% for the 12-month period. As the table shows, the fund trailed its broad market indexes and its Lipper peer group average over both periods. Our disappointing performance relative to the benchmarks was largely due to sector and industry weightings, particularly our heavier exposure to retailing and software and services and lighter exposure to capital goods.

PORTFOLIO AND STRATEGY REVIEW

While the Federal Reserve continued to raise short-term U.S. interest rates, long-term interest rates—against most expectations—remained near record low levels. This had two major effects: first, many rate-sensitive sectors such as utilities tended to perform well; second, cheap money meant record flows into private equity buyout funds, resulting in numerous privatizations in the small- and mid-cap arena. Interest in small-caps was at nearly unprecedented levels.

China continued to be the major engine of economic growth throughout Asia and had a sustained, profound effect on world trade and high commodity prices over the past six months. Oil prices rose again, providing the backdrop to the surging prices of exploration stocks, good demand in the oilfield services sector, and record initial public offering (IPO) activity in the area. Conversely, high energy prices provided a significant headwind to economies globally.

The positive small-cap effect—the tendency of small-company stocks to outperform their larger counterparts—was consistent across nearly all markets internationally and was most acute in South Korea, Scandinavia, Singapore, Germany, and Japan. Only in Australia, China, and South Africa did small-caps underperform significantly.

These trends reversed in March and April as investors’ appetite for risk faded, corporate bond spreads widened, and valuations of small-caps relative to large began to look stretched. The result was that the tail-wind that has been behind small-caps for the last two years (and even longer on a relative basis) diminished. Furthermore, there were signs of weakening consumer sentiment, particularly in Australia and the U.K. Meanwhile, Japan was unable to break its seven-year cycle of deflation. Economies in Western Europe remained mixed at best.

MARKET PERFORMANCE
Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
Australia	8.95%	4.53%	13.89%
Finland	7.99	1.49	9.59
France	5.97	1.49	7.55
Germany	5.75	1.49	7.32
Hong Kong	11.63	-0.16	11.45
India	6.82	4.22	11.32
Japan	3.61	1.22	4.87
Sweden	10.21	-0.16	10.03
Switzerland	11.11	0.92	12.13
United Kingdom	5.77	4.24	10.25
Source: RIMES Online, using MSCI indexes.

The portfolio had no major changes in country or regional allocation to report. Our exposure in India rose from 5.8% to 8.7% as we continued to unearth many good opportunities. India offers the very favorable backdrop of an economy that is growing at least as fast as China’s. Therefore, your portfolio is still skewed toward the Asia-Pacific region, which remains the world’s most dynamic.

REGIONAL RESULTS

Europe

Sentiment toward small-capitalization issues in Europe was generally very favorable despite a mixed set of economies: Germany and Italy remained mired, France weakened, Scandinavia picked up, and consumer sentiment in the U.K. deteriorated in parallel with a slowdown in the property sector. Spain continued to be Western Europe’s one real bright spot. Interest rates remained low, market liquidity abundant, and while mainstream index returns were muted, many investors seeking performance came down the capitalization scale, which elevated interest in small-caps. The effect of all this was to drive small-cap valuations to very high levels both in absolute terms and relative to large-caps. But as prices rose and the valuation support waned, small-cap performance turned down in March and April.

Our top contributor in the region (and the fund’s top contributor overall) was Soitec, a French semiconductor maker. It is the world’s leading producer of silicon-on-insulator wafers, which we see as a major emerging technology. Soitec ended the period as the fund’s largest holding. Other key contributors in Europe included our second-largest holding, German potash producer K&S, which benefited from rising commodity prices, and France’s Avenir Telecom. On the downside, U.K. camera retailer Jessops, which we purchased at its IPO last year, declined on weak digital camera sales. The U.K.’s Cairn Energy—a strong performer last year —also detracted from results on a disappointing drilling report. Another significant detractor, U.K. computer game maker Eidos, fell on weak sales. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

SECTOR DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
	10/31/04	4/30/05
Consumer Discretionary	28.8%	28.4%
Industrials and
Business Services	14.3	16.0
Financials	14.3	15.2
Information Technology	11.4	12.9
Health Care	9.3	7.5
Materials	6.4	4.9
Telecommunications Services	3.4	3.8
Consumer Staples	4.2	3.2
Energy	2.8	2.6
Utilities	0.6	0.7
Other and Reserves	4.5	4.8
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

In addition to Soitec, major purchases during the period included Mobilcom (telecom services/Germany), where internal efficiency gains and a helpful market environment is driving margin improvements; NDS, a U.K.-based provider of conditional access software and emerging technologies such as personal video recorders; and Lindex (textile retailer/ Sweden), a restructuring story where experienced new management is driving changes and enhancing profitability. We also bought a selection of online gaming and gambling stocks to take advantage of the phenomenal growth in this industry: Sportingbet (U.K.), Boss Media (Sweden), Unibet (Sweden), and BetandWin (Austria). We subsequently sold BetandWin.

Major sales during the period included Spir Communications (media/ France), which reached our target price, 3i Group (venture capital/U.K.), which we viewed as a proxy for the whole sector after a very good run, and Elisa (telecommunications/Finland), where we were rightly concerned about increasing competition among mobile telecom operators in Finland. Four stocks in your portfolio were subject to takeover bids during the period. French clothing manufacturer Camaieu received a bid from a private equity buyer that was ultimately unsuccessful, while in the U.K., business software developer Marlborough Stirling (for cash), Eidos (all stock), and marketing communications company Incepta (all stock) were successful.

Japan

Besides ongoing deflation, consumer spending in Japan has been relatively static, and wage growth has not come through as anticipated. That Japanese small-caps were able to show positive returns of more than 13% in U.S. dollar terms over the six-month period is testimony again to the fact that small companies can perform well despite a weak economic environment. As for Japanese small-cap outperformance relative to large-caps, this is in part because Japanese large-caps are very dependent on the global technology cycle.

GEOGRAPHIC DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
	10/31/04	4/30/05
Europe	47.3%	43.6%
Far East	27.1	31.9
Japan	20.0	18.4
Other and Reserves	5.6	6.1
Total	100.0%	100.0%

In Japan, your portfolio continues to focus on domestic issues such as apparel and white goods retailers, restaurants, and leisure. Our technology exposure tends to be in specialized component makers such as Axell (semiconductors). Major purchases during the period included candy maker Sansei Foods, a fast-growing company with exceptionally high return on equity, methanol supplier Mitsubishi Gas Chemical, and used car dealer Gulliver, where online sales are driving growth. Major sales were Toyota Tsusho and J-Oil Mills, which reached our target prices.

Rest of the World

The major geographic tilt in your portfolio is toward Asia ex-Japan. The rationale is that this has been and remains the most economically dynamic region in the world, and we think the best access to this growth tends to be through small- and mid-capitalization companies. Moreover, we believe that the quality of company we are investing in and the level of governance is much higher than, say, a decade ago. So far, Asia has been relatively immune to the maturing small-cap cycle and has provided good diversification.

India continued to recover its poise following last May’s postelection sell-off, and cotton textile producer Bombay Dyeing was among our top 10 contributors. We unearthed exciting opportunities there, including Financial Technologies, a commodities exchange as well as a supplier of the underlying trading technology, and Videsh Sanchar Nigam, a broadband provider.

In Malaysia we bought into the IPO of Bursa Malaysia, the country’s principal stock exchange, because we think it is likely to benefit from added revenue for services previously provided free of charge.

In Australia, gambling machine maker Aristocrat Leisure was among our top contributors. Still, rising interest rates have bitten the economy with a marked slowdown in consumer spending, and small companies have suffered disproportionately. Resource producer GRD was a major detractor during the past six months, and we reduced some of our commodities exposure there, including Oxiana, Tap Oil, and Lihir Gold.

INVESTMENT OUTLOOK

Small-caps as an asset class have enjoyed a long cycle of excess returns. The twin pillars of this cycle—attractive relative valuations and a prolonged period of very low interest rates—can no longer be counted on to provide support. The strong performance has all but eliminated the valuation discount that normally comes with small-company investing, and rising short-term interest rates reduce liquidity and in some parts of the world are already hurting consumer spending.

We do not think that the turn in the cycle will precipitate major index setbacks, however. Moreover, we believe your fund offers several strengths, including genuine global diversification. Asia gives us exposure to economic growth, and we are impressed by managements’ increasing adherence to the concept of shareholder value. In Japan, interest rates are unlikely to go up anytime soon, and the process of corporate restructuring continues. Our growth bias should stand us in relatively good stead in an environment of slowing global economic growth.

The process by which businesses and markets change is accelerating. We believe this change provides opportunities and that small companies are best placed to take advantage of them. Growth goes “undiscounted” for periods, and early identification can enhance returns. Your team of global portfolio managers and analysts will endeavor to keep the “discovery” in the International Discovery Fund.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 18, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

S&P/Citigroup Non-U.S. Extended Market Index: A small-capitalization index of the S&P/ Citigroup Broad Market Index.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization weighted index of stocks traded in 15 European markets.

MSCI Japan Index: A market capitalization index of Japanese stocks.

MSCI Pacific ex Japan Index: A market capitalization index of stocks in Australia, Hong Kong, New Zealand, and Singapore.

MSCI EAFE Small Cap Index: A market capitalization weighted index of small-cap stocks in 21 world markets.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Soitec, France	1.5%
K&S, Germany	1.4
Aristocrat Leisure, Australia	1.2
Phonak Holding, Switzerland	1.1
UCB, Belgium	1.1
Baloise Holding, Switzerland	1.1
Germanos, Greece	1.0
Mobilcom AG, Germany	1.0
Benfield Group, United Kingdom	1.0
Dis Deutscher, Germany	0.9
Oil Search, Australia	0.9
Sorin, Italy	0.8
Neopost, France	0.8
Investec, United Kingdom	0.8
Dickson Concepts, Hong Kong	0.8
GFK, Germany	0.8
Downer EDI, Australia	0.7
Rapala VMC, Finland	0.7
NDS, United Kingdom	0.7
Basilea Pharmaceutica, Switzerland	0.7
Cortefiel, Spain	0.7
Cairn Energy, United Kingdom	0.7
Observer, Sweden	0.7
Bergman & Beving, Sweden	0.7
Chiyoda, Japan	0.7
Total	22.5%

Note: Table excludes collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
International Discovery Fund	16.07%	0.46%	12.65%
MSCI EAFE Small Cap Index*	19.71	8.15	2.88
S&P/Citigroup Non-U.S. Extended Market Index	21.69	7.78	6.78
Lipper International Small/
Mid-Cap Growth Funds Average	17.36	-0.27	12.58
* Principal return only
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,115.10	$6.77
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.40	6.46

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.29%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 3/31/05	1 Year	5 Years	10 Years

International Discovery Fund	16.58%	-2.14%	13.05%
MSCI EAFE Small Cap Index*	18.94	7.04	3.38
S&P/Citigroup Non-U.S.
Extended Market Index	22.06	7.12	7.45
Lipper International Small/Mid-Cap
Growth Funds Average	18.18	-2.20	13.29

*Principal Return Only
Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at
1-800-225-5132. The performance information shown does not reflect the deduction of a
2% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$29.48	$25.21	$15.34	$19.28	$34.52	$26.75

Investment activities
Net investment income
(loss)	0.05	0.07	0.08	0.01	0.06	0.06
Net realized and
unrealized gain (loss)	3.34	4.33	9.79	(3.95)	(9.49)	10.39

Total from
investment activities	3.39	4.40	9.87	(3.94)	(9.43)	10.45

Distributions
Net investment income	(0.01)	(0.08)	–	–	–	–
Net realized gain	(0.03)	(0.06)	–	–	(5.83)	(2.81)

Total distributions	(0.04)	(0.14)	–	–	(5.83)	(2.81)

Redemption fees added
to paid-in-capital	–	0.01	–	–	0.02	0.13

NET ASSET VALUE
End of period	$32.83	$29.48	$25.21	$15.34	$19.28	$34.52

Ratios/Supplemental Data
Total return^	11.51%	17.58%	64.34%	(20.44)%	(31.90)%	40.07%
Ratio of total expenses to
average net assets	1.29%†	1.32%	1.41%	1.44%	1.38%	1.27%
Ratio of net investment
income (loss) to average
net assets	0.32%†	0.28%	0.46%	0.06%	0.25%	0.15%
Portfolio turnover rate	78.2%†	106.4%	115.9%	93.9%	59.1%	81.0%
Net assets, end of period
(in thousands)	$1,083,263	$ 879,580	$ 652,046	$ 359,514	$ 500,403	$ 905,387

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)

AUSTRALIA 6.1%
Common Stocks 6.1%
Aristocrat Leisure §	1,741,287	13,301
Australian Worldwide Exploration * §	3,758,100	4,873
Bradken	1,649,400	2,926
Challenger Financial Services * §	2,393,319	6,014
Downer EDI §	2,236,300	7,948
Equigold	2,100,000	1,630
Equigold, Warrants, 8/22/05 *	525,000	20
GRD	2,919,774	4,049
iiNet	1,964,636	4,126
Minara Resources §	2,884,000	4,131
Oil Search §	5,233,500	9,383
Unwired Group *	6,212,644	1,563
Worley Group §	1,095,599	5,939
Total Australia (Cost $47,988)		65,903

BELGIUM 1.4%
Common Stocks 1.4%
Option * §	100,000	3,029
UCB	250,000	12,212
Total Belgium (Cost $10,162)		15,241

CHINA 2.8%
Common Stocks 2.8%
China Shineway Pharmaceutical (HKD) *	6,522,000	3,357
CSMS Technologies (HKD)	45,335,000	2,672
Fu Ji Food and Catering Services (HKD) *	5,117,000	3,844
Gome Electrical Appliances (HKD)	6,659,000	6,518
Luen Thai Holdings (HKD) *	7,215,000	2,721
Panva Gas Holdings (HKD) * §	1,052,000	432
Shanghai Forte Land Company (HKD)	5,598,000	1,476
Silver Grant (HKD)	6,610,000	3,236
tom.com (HKD) * §	15,404,000	2,873
YGM Trading (HKD)	2,094,000	3,503
Total China (Cost $29,656)		30,632

DENMARK 0.4%
Common Stocks 0.4%
Ambu A/S, Series B	219,000	4,028
Ringkjoebing Landbobank	1,775	738
Total Denmark (Cost $4,300)		4,766

FINLAND 2.3%
Common Stocks 2.3%
CapMan Oyj	2,041,900	6,240
Pohjola Group §	354,150	4,570
Rapala VMC	1,039,118	7,891
Vacon	400,000	6,664
Total Finland (Cost $18,230)		25,365

FRANCE 5.0%
Common Stocks 5.0%
Acadomia Group	50,000	2,196
Avenir Telecom *	1,650,000	5,240
Cegedim	48,935	3,955
Gl Trade	88,583	3,787
ILOG *	359,700	4,742
Ipsos	50,000	5,106
Neopost	104,973	8,815
Oeneo *	369,428	564
Oeneo, Warrants 8/26/06 *	169,728	6
Soitec * §	1,500,000	16,058
Technip §	22,700	3,863
Total France (Cost $42,874)		54,332

GERMANY 7.2%
Common Stocks 6.3%
Boewe Systec	88,377	5,112
Cewe Color Holding	49,379	1,723
Dis Deutscher, 144A	225,000	9,441
GFK	200,000	8,128
H&R Wasag	142,000	2,193
IDS Scheer	300,000	5,371
K&S §	289,000	14,685
Mobilcom AG §	550,000	10,994
Premiere *	121,500	4,682
Rhoen-Klinikum	56,173	3,748
TAKKT	250,000	2,490
		68,567
Preferred Stocks 0.9%
Rheinmetall §	117,800	5,955
Sartorius *	139,700	3,070
		9,025
Total Germany (Cost $57,785)		77,592

GREECE 1.4%
Common Stocks 1.4%
Folli-Follie	150,000	4,244
Germanos	50,000	1,571
Germanos, 144A *	300,000	9,424
Total Greece (Cost $13,694)		15,239

HONG KONG 3.2%
Common Stocks 3.2%
China Insurance International	6,888,000	2,598
Dickson Concepts	4,530,900	8,129
Giordano International	7,846,000	5,456
Grande Holdings	2,960,000	2,781
Lifestyle §	3,220,500	5,057
Linmark Group	5,347,000	1,841
Moulin Global Eyecare §	6,284,000	2,927
Titan Holdings	30,820,000	3,100
Varitronix	3,010,000	2,708
Total Hong Kong (Cost $28,858)		34,597

INDIA 8.7%
Common Stocks 8.7%
Arvind Mills *	1,871,700	5,045
Balaji Telefilms	1,471,100	3,408
Bombay Dyeing	748,000	5,626
CESC *	1,094,962	4,571
Colgate-Palmolive (India)	757,600	3,511
Financial Technologies ‡	122,649	687
Financial Technologies (Bonus shares) ‡	1,134,551	6,335
Glaxo SmithKline	581,053	4,538
Gujarat Mineral Development	372,000	2,701
HDFC Bank	272,000	3,330
Himatsingka Seide	333,500	3,078
I-Flex Solutions	258,256	3,579
Indian Hotels	309,200	4,687
Kotak Mahindra Finance	628,000	4,334
LIC Housing Finance *	676,976	3,876
Mahindra Gesco Developers *	929,900	2,716
Petronet LNG *	4,853,400	4,388
Power Trading	2,762,300	2,677
Raymond *	365,448	2,608
Sintex Industries *	220,453	2,536
Tata Tea	217,700	2,567
UTI Bank	927,800	4,917
Videsh Sanchar Nigam ADR (USD)	572,700	5,355
Welspun India *	948,850	2,509
Welspun-Gujarat Stahl *	1,940,890	2,322
Zee Telefilms	948,000	2,844
Total India (Cost $62,605)		94,745

ISRAEL 0.9%
Common Stocks 0.9%
Bank Leumi	925,000	2,617
Partner Communications ADR (USD) * §	800,000	6,824
Total Israel (Cost $17,155)		9,441

ITALY 1.6%
Common Stocks 1.6%
Digital Media Technology *	113,000	3,497
Immsi	2,652,000	5,265
Sorin * §	3,000,000	9,086
Total Italy (Cost $18,392)		17,848

JAPAN 18.4%
Common Stocks 18.4%
Ahresty	263,800	4,505
Aruze	102,700	2,298
Asahi Pretec	204,300	2,875
Axell §	499	2,114
Axell (Bonus shares) *	499	2,055
Best Bridal *	176	3,616
BSL Corporation §	1,070,000	2,576
BSL Corporation, Rights *	107,000	33
Chiyoda	631,000	7,114
Culture Convenience §	339,500	6,513
Daikoku Denki	44,400	1,353
Diamond Lease §	136,900	5,026
Edion §	333,200	4,496
Furuno Electric	319,000	3,299
Gulliver	37,080	5,301
I-CF *	1,102	4,438
Ishikawajima-Harima * §	3,435,000	5,652
ITO EN §	83,400	4,105
Japan Cash Machine	106,500	2,754
K. K. DaVinci Advisors *	1,915	4,977
Kendix	1,609	4,351
Kyokuyo	1,149,000	2,569
Leopalace21 §	337,300	5,187
Mani	49,800	2,880
Maruha Group	1,129,000	2,839
Maruko	314,200	2,768
Mitsubishi Gas Chemical	1,101,000	5,404
NHK Spring §	677,000	5,175
Nihon Parkerizing §	275,000	2,982
Nissha Printing	280,000	4,600
Nitori	87,150	5,889
NIWS (Bonus shares) * §	1,262	1,978
Okinawa Cellular Telephone	667	2,973
OSG §	315,900	4,447
Point §	128,700	4,956
Rex Holdings	661	3,485
Roland DG §	77,200	1,957
Roland DG (Bonus shares) * §	77,200	1,955
Ryobi	864,000	4,046
Sagami Railway §	1,598,000	5,622
Sankyo Seiki §	577,000	5,235
Sankyo-Tateyama §	1,237,000	3,642
Sansei Foods	171,600	4,397
Sekisui Jushi	410,000	2,713
Shimadzu §	950,000	5,787
Shin-Etsu Polymer	336,000	2,577
Shoei	183,200	3,499
SMBC Friend Securities	602,000	3,329
TOPCON	259,000	4,567
U's BMB Entertainment	806,000	4,221
USS	71,890	5,701
Yamazen	765,000	2,598
Total Japan (Cost $180,446)		199,429

MALAYSIA 2.4%
Common Stocks 2.4%
Bursa Malaysia *	6,046,400	6,078
CIMB Berhad	2,440,800	3,188
Hong Leong Bank	1,915,000	2,574
KLCC Property Holding	6,092,400	3,256
Pos Malaysia & Services Holdings	3,609,400	2,701
Redtone	5,220,100	3,384
Symphony House	5,842,950	832
Symphony House, Warrants, 4/28/09 *	1,028,850	41
Transmile Group	1,696,700	4,228
Total Malaysia (Cost $23,263)		26,282

NETHERLANDS 0.9%
Common Stocks 0.9%
ASM International * §	450,000	6,156
Van der Moolen Holding	700,000	3,783
Total Netherlands (Cost $14,172)		9,939

NEW ZEALAND 2.1%
Common Stocks 2.1%
Carter Holt Harvey	3,556,400	4,861
Fisher & Paykel Healthcare §	2,803,020	6,225
Pumpkin Patch	1,570,100	3,003
Sky Network Television §	717,000	3,482
The Warehouse Group §	1,902,000	5,246
Total New Zealand (Cost $19,175)		22,817

NORWAY 0.8%
Common Stocks 0.8%
Norwegian Air Shuttle *	884,500	2,766
Visma ASA §	500,000	5,659
Total Norway (Cost $9,719)		8,425

PORTUGAL 0.4%
Common Stocks 0.4%
Mota Engil SGPS *	1,200,000	3,874
Total Portugal (Cost $3,836)		3,874

SINGAPORE 2.2%
Common Stocks 2.2%
Accord Customer Care *	15,217,000	2,239
GES International	6,418,700	2,679
Goodpack	4,271,000	3,506
Goodpack, Warrants, 4/13/07 *	533,875	106
Olam International *	8,926,000	4,223
Raffles Holdings *	7,935,000	3,373
Singapore Land	966,000	3,498
Yellow Pages *	3,782,000	3,890
Total Singapore (Cost $25,705)		23,514

SOUTH KOREA 2.4%
Common Stocks 2.4%
Cheil Communications	25,550	4,207
CJ Internet *	103,158	935
Handsome	293,000	3,328
LG Ad §	154,900	3,039
LG International	469,790	5,645
NCsoft *	31,740	2,459
You Eal Electronic	146,000	3,398
Youngone	872,250	2,677
Total South Korea (Cost $25,525)		25,688

SPAIN 1.1%
Common Stocks 1.1%
Baron de Ley * §	100,000	5,015
Cortefiel	400,000	7,367
Total Spain (Cost $7,305)		12,382

SWEDEN 4.2%
Common Stocks 4.2%
Bergman & Beving, Series B	658,415	7,135
Biacore International	185,000	4,167
Boss Media * §	1,000,000	3,890
D. Carnegie §	300,000	3,111
Lindex	150,000	6,548
Observer §	1,750,000	7,142
Sectra, Series B	500,000	5,219
Teleca, Class B *	840,400	4,555
Unibet Group GDR	29,550	3,266
Total Sweden (Cost $39,578)		45,033

SWITZERLAND 4.1%
Common Stocks 4.1%
Bachem Holding, Class B	75,100	4,685
Baloise Holding §	222,000	11,404
Basilea Pharmaceutica *	100,000	7,383
Georg Fischer * §	10,000	2,928
Leica Geosystems *	20,000	5,754
Phonak Holding	350,000	12,252
Total Switzerland (Cost $40,915)		44,406

TAIWAN 1.4%
Common Stocks 1.4%
Basso Industry	1,192,400	2,959
Grand Hall Enterprise *	1,049,000	2,658
Min Aik Technology	790,100	1,606
Taiflex Scientific †	3,186,871	4,469
Test Rite	4,595,628	3,093
Total Taiwan (Cost $15,797)		14,785

THAILAND 0.6%
Common Stocks 0.6%
C.P. 7-Eleven	2,331,800	1,758
Major Cineplex Group NVDR, GDR	5,526,900	1,555
United Broadcasting *	154,300	88
United Broadcasting NVDR *	4,827,400	2,570
Total Thailand (Cost $6,434)		5,971

UNITED KINGDOM 12.8%
Common Stocks 12.8%
Admiral Group	850,000	5,735
Arena Leisure	4,918,756	4,230
Benfield Group	2,000,000	10,335
Cairn Energy *	325,500	7,247
Carphone Warehouse	2,000,000	5,692
Centaur Holdings	2,000,000	3,481
Ceres Power *	1,250,000	2,293
Charter *	300,000	1,436
Close Brothers Group	285,400	3,858
Dignity	1,000,000	6,585
Eidos *	3,000,000	3,507
GW Pharmaceuticals *	1,500,000	3,320
Incepta Group	3,344,700	3,964
Investec	277,847	8,199
ITE Group	3,000,000	5,349
Jessops *	3,000,000	5,039
Marlborough Stirling *	8,544,273	6,778
Merchant Retail Group	1,508,325	4,383
NDS ADR (USD) *	250,000	7,818
Paypoint *	588,700	2,729
Photo Me	2,500,000	4,553
PHS Group	3,000,000	4,740
Pinewood Shepperton *	1,000,000	3,088
Signet Group	3,000,000	5,823
Spirent *	964,000	755
Sportingbet *	750,000	4,096
St. Jame's Place Capital	1,000,000	4,103
Taylor Nelson	1,500,000	6,320
Weir Group	500,000	2,885
Wolfson Microelectronics *	252,002	678
Total United Kingdom (Cost $131,326)		139,019

UNITED STATES 0.4%
Common Stocks 0.4%
deCode Genetics * §	800,000	4,320
Total United States (Cost $3,906)		4,320

SHORT-TERM INVESTMENTS 0.5%
Money Market Funds 0.5%
T. Rowe Price Reserve Investment Fund, 2.93% #†	5,087,065	5,087
Total Short-Term Investments (Cost $5,087)		5,087

SECURITIES LENDING COLLATERAL 11.6%
Money Market Pooled Account 11.6%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.902% #	125,536,985	125,537
Total Securities Lending Collateral (Cost $125,537)		125,537

Total Investments in Securities
107.3% of Net Assets (Cost $1,029,425)		$ 1,162,209

(1)	Denominated in currency of country of	144A	Security was purchased pursuant to Rule
	incorporation unless otherwise noted.		144A under the Securities Act of 1933 and
#	Seven-day yield		may be resold in transactions exempt from
*	Non-income producing		registration only to qualified institutional
§	All or a portion of this security is on loan		buyers—total value of such securities
	at April 30, 2005 – See Note 2		at period-end amounts to $18,865 and
‡	This holding is currently subject to lock-up		represents 1.7% of net assets
	under local exchange regulations and is ineli-	ADR	American Depository Receipts
	gible for resale through September 17, 2005.	GDR	Global Depository Receipts
++	At April 30, 2005, a substantial number	HKD	Hong Kong dollar
	of the fund’s international securities were	NVDR	Non Voting Depository Receipt
	valued by the T. Rowe Price Valuation	USD	U.S. dollar
Committee, established by the fund’s
Board of Directors. See Note 1

The accompanying notes are an integral part of these financial statements.

†Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value
Affiliate	Cost	Cost	Income	4/30/05	10/31/04

Taiflex Scientific	$3,146	$ -	$ -	$ 4,469	$ *

T. Rowe Price Reserve
Investment Fund	**	**	407	5,087	25,491
Totals			$ 407	$ 9,556	$ 25,491

*	The issuer was not considered an affiliated company at October 31, 2004.
**	Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $10,515)	$9,556
Non-affiliated companies (cost $1,018,910)	1,152,653

Total investments in securities	1,162,209
Dividends and interest receivable	2,278
Cash	50
Receivable for investment securities sold	21,422
Receivable for shares sold	1,678
Other assets	39,158

Total assets	1,226,795

Liabilities
Investment management fees payable	955
Payable for investment securities purchased	10,832
Payable for shares redeemed	534
Obligation to return securities lending collateral	125,537
Due to affiliates	89
Other liabilities	5,585

Total liabilities	143,532

NET ASSETS	$1,083,263

Net Assets Consist of:
Undistributed net investment income (loss)	$1,555
Undistributed net realized gain (loss)	(71,148)
Net unrealized gain (loss)	132,982
Paid-in-capital applicable to 33,000,640 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	1,019,874

NET ASSETS	$1,083,263

NET ASSET VALUE PER SHARE	$32.83

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $666)	$7,739
Securities lending	425
Interest (net of foreign taxes of $1)	24

Total income	8,188

Expenses
Investment management	5,413
Shareholder servicing	807
Custody and accounting	217
Prospectus and shareholder reports	59
Registration	34
Legal and audit	24
Proxy and annual meeting	6
Directors	4
Miscellaneous	6

Total expenses	6,570

Net investment income (loss)	1,618

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities (net of foreign tax refunds of $40)	54,427
Foreign currency transactions	804

Net realized gain (loss)	55,231

Change in net unrealized gain (loss)
Securities	44,089
Other assets and liabilities
denominated in foreign currencies	1

Change in net unrealized gain (loss)	44,090

Net realized and unrealized gain (loss)	99,321

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$100,939

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,618	$2,183
Net realized gain (loss)	55,231	150,371
Change in net unrealized gain (loss)	44,090	(31,811)

Increase (decrease) in net assets from operations	100,939	120,743

Distributions to shareholders
Net investment income	(304)	(2,116)
Net realized gain	(913)	(1,587)

Decrease in net assets from distributions	(1,217)	(3,703)

Capital share transactions *
Shares sold	185,796	251,986
Distributions reinvested	1,183	3,574
Shares redeemed	(83,139)	(145,364)
Redemption fees received	121	298

Increase (decrease) in net assets from capital
share transactions	103,961	110,494

Net Assets
Increase (decrease) during period	203,683	227,534
Beginning of period	879,580	652,046

End of period	$1,083,263	$879,580

(Including undistributed net investment income of
$1,555 at 4/30/05 and $241 at 10/31/04)

*Share information
Shares sold	5,668	9,155
Distributions reinvested	38	141
Shares redeemed	(2,541)	(5,325)

Increase (decrease) in shares outstanding	3,165	3,971

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 26% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $119,314,000; aggregate collateral consisted of $125,537,000 in the money market pooled account and U.S. government securities valued at $297,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $474,457,000 and $380,764,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $125,241,000 of unused capital loss carryforwards, of which $3,546,000 expire in fiscal 2009 and $121,695,000 expire in fiscal 2010.

At April 30, 2005, the cost of investments for federal income tax purposes was $1,029,425,000. Net unrealized gain aggregated $132,982,000 at period-end, of which $197,445,000 related to appreciated investments and $64,463,000 related to depreciated investments.

NOTE 4 – FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2005, the fund had a capital gain tax refund receivable of $113,000, no deferred tax liability, and $278,000 of capital loss carryforwards that expire in 2013 and $41,000 that expire in 2014.

NOTE 5- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $44,000 for Price Associates, $418,000 for T. Rowe Price Services, Inc., and $110,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $9,000 of Spectrum Funds’ expenses, of which $5,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2005, approximately 0.5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”), and the investment subadvisory contract (“Subadvisory Contract”) between the Manager and T. Rowe Price Global Investment Services, Inc. (“Global”). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager and Global at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and the Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale

The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median rate of other groups of comparable funds. The information also showed that the fund’s expense ratio was generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date June 16, 2005